Impairment loss	12 Months Ended
Mar. 31, 2018
Asset Impairment Charges [Abstract]
Impairment loss
Impairment loss
During the year ended March 31, 2018, the Group recorded an impairment loss of $8,241 related to IntroPro client base, an asset identified upon acquisition of IntroPro, as discussed in Note 3. The impairment loss was caused primarily by a decrease in originally anticipated revenue growth rates, resulting in lower projections of the future cash flows that were not sufficient to support the carrying value of the asset. Assumptions used in measuring the fair value of the client base included the discount rates, attrition and revenue growth rates. In determining the estimated fair values of the client base, the Group employed a discounted cash flow analysis. The Group believes it is reasonably possible that the estimate of undiscounted cash flows may change in the near term resulting in additional impairment of the IntroPro customer base in amount of up to 3.3 mln USD. The Group’s estimate of cash flows might change because of the deterioration in the customer base attrition rate due to increased competition.
The Group also performed annual goodwill impairment test, which included a qualitative assessment of impairment indicators for all reporting units. No indicators of goodwill impairment were identified as of March 31, 2018.
The Group considers all current information in determining the need for or calculating the amount of any impairment charges, however, future changes in events or circumstances, could result in decreases in the fair values of its intangible assets and goodwill.